The undersigned acknowledge and agree that the foregoing Statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to such statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:   February 10, 2005


                                            WARBURG, PINCUS VENTURES, L.P.

                                            By:  Warburg Pincus & Co.
                                                 its General Partner

                                            By:   /s/ Scott A. Arenare
                                                  ------------------------------
                                                  Name:  Scott A. Arenare
                                                  Title: Partner



                                            WARBURG PINCUS & CO.


                                            By:   /s/ Scott A. Arenare
                                                  ------------------------------
                                                     Name:  Scott A. Arenare
                                                     Title: Partner



                                            WARBURG PINCUS LLC

                                            By:   /s/ Scott A. Arenare
                                                  ------------------------------
                                                  Name:  Scott A. Arenare
                                                  Title: Managing Director